AMENDMENT NUMBER FIVE
                                       TO
                                CREDIT AGREEMENT


         This AMENDMENT NUMBER FIVE TO CREDIT AGREEMENT (this "Amendment"), dated as of March 31, 1998, is entered into by and among MOBILE MINI, INC., a Delaware corporation (the "Borrower"), each financial institution a party to the Credit Agreement (collectively, the "Lenders"), and BT COMMERCIAL CORPORATION acting as agent for the Lenders ("BTCC"), in light of the following facts:

                                 R E C I T A L S

         A. The parties hereto have previously entered into that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996, that certain Amendment Number Two to Credit Agreement, dated as of March 24, 1997, that certain Amendment Number Three to Credit Agreement, dated as of March 31, 1997 and that certain Amendment Number Four to Credit Agreement, dated as of July 30, 1997 (as amended, the "Agreement").

         B. The parties hereto desire to amend the Agreement in accordance with the terms of this Amendment.

                                A G R E E M E N T

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

         2. Amendment to Section 1.1.

                  The definition of "Expiration Date" in Section 1.1 of the Agreement is hereby amended in its entirety and replaced with the following:

                  Expiration Date means the fifth anniversary of the Closing Date; provided, however, in the event that no Event of Default shall have occurred and be continuing on such fifth anniversary date then the term of this Agreement shall be extended for one (1) year and the Expiration Date shall be the sixth anniversary date of the date of this Agreement upon the delivery by the Borrower to the Agent of the 90 days' prior written notice required under Section 11.15.

                  The definition of "Pricing Discount Period" is deleted in its entirety.

         3. Amendment to Section 2.1(b)(ii). Section 2.1(b)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following language:

                  "Borrower shall repay the principal amount of the Term Loans made on the Closing Date in forty-eight (48) monthly installments of $62,500 each with respect to the first twelve (12) monthly installments, $83,333.33 with respect to installments thirteen through twenty-four (13-24), and $104,166.67 with respect to installments twenty-five through forty-eight (25-48) (each a Scheduled Term Loan Installment" and collectively, the "Scheduled Term Loan Installments") on the last day of each month commencing on April 30th, 1998. The Term Loans shall be repaid in full on the Expiration Date and, notwithstanding the foregoing, the Scheduled Term Loan Installment due on the Expiration Date shall be in the amount necessary to repay the Term Loans in full."

         4. Amendment to Section 2.2. Section 2.2(a) of the Agreement, as amended, is hereby amended by deleting the phrase "which shall not exceed $40,000,000" from such Section and replacing it with the phrase "which shall not exceed $60,000,000".

         5. Amendment of Annex I. Annex I of the Agreement is hereby amended by deleting the amount of the Revolving Credit Commitment for each Lender and replacing such amounts as follows:

================================================================================
Lender                                         Revolving Credit Commitment ($)
================================================================================
BT Commercial Corporation                      15,000,000
--------------------------------------------------------------------------------
Nationsbank of Texas, N.A.                     15,000,000
--------------------------------------------------------------------------------
Deutsche Financial Services Corporation        15,000,000
--------------------------------------------------------------------------------
Summit Commercial/Gibraltar Corp.              15,000,000
================================================================================

and by deleting the amount of the Term Commitment for each Lender and replacing such amount as follows:

================================================================================
Lender                                         Revolving Credit Commitment ($)
================================================================================
BT Commercial Corporation                      1,062,500
--------------------------------------------------------------------------------
Nationsbank of Texas, N.A.                     1,062,500
--------------------------------------------------------------------------------
Deutsche Financial Services Corporation        1,062,500
--------------------------------------------------------------------------------
Summit Commercial/Gibraltar Corp.              1,062,500
================================================================================

and by adding as a Lender, Summit Commercial/Gibraltar Corp., 546 5th Avenue, 20th Floor, New York, New York 10036, Attn: Harvey Friedman, telephone 212-997-3337, fax 212-398-6990.

         6. Amendment to Section 4.1. Section 4.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  The Borrower shall be obligated to pay to the Lenders on the first Business Day of each month interest on the Prime Rate Loans, calculated monthly in arrears at an interest rate per annum equal to the Prime Lending Rate plus (i) with respect to Revolving Loans consisting of Prime Rate Loans the following basis points, relative to the Debt Ratio in effect, as set forth below:

=======================================================================================
         Debt Ratio as Defined in Section 8.6                  Prime Interest Rate Plus
=======================================================================================
         greater than or equal to 5.0                          75 Basis Points (0.75%)
---------------------------------------------------------------------------------------
         greater than or equal to 4.5 but less than 5.0        50 Basis Points (0.50%)
---------------------------------------------------------------------------------------
         greater than or equal to 4.0 but less than 4.5        25 Basis Points (0.25%)
---------------------------------------------------------------------------------------
         greater than or equal to 3.5 but less than 4.0        Zero Basis Points (0.0%)
---------------------------------------------------------------------------------------
         less than 3.5                                         Zero Basis Points (0.0%)
=======================================================================================

                  (ii) with respect to Term Loans consisting of Prime Rate Loans the following basis points relative to the Debt Ratio in effect, as set forth below.

=======================================================================================
         Debt Ratio as Defined in Section 8.6                  Prime Interest Rate Plus
=======================================================================================
         greater than or equal to 5.0                          100 Basis Points (1.00%)
---------------------------------------------------------------------------------------
         greater than or equal to 4.5 but less than 5.0        75 Basis Points (0.75%)
---------------------------------------------------------------------------------------
         greater than or equal to 4.0 but less than 4.5        50 Basis Points (0.50%)
---------------------------------------------------------------------------------------
         greater than or equal to 3.5 but less than 4.0        25 Basis Points (0.25%)
---------------------------------------------------------------------------------------
         less than 3.5                                         25 Basis Points (0.25%)"
=======================================================================================

         7. Amendment to Section 4.2. Section 4.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

                  Interest on Eurodollar Rate Loans shall be payable on the last day of each Interest Period with respect to such Eurodollar Rate Loans (and, in the case of any Eurodollar Rate Loan with an Interest Period of six months, on the three-month anniversary of the commencement of that Interest Period), at the date of conversion of such Eurodollar Rate Loans (or a portion thereof) to a Prime Rate Loan and at maturity of such Eurodollar Rate Loans at an interest rate per annum equal during the Interest Period for such Eurodollar Rate Loans to the Adjusted Eurodollar Rate for the Interest Period in effect for such Eurodollar Rate Loans plus (i) with respect to Revolving Loans consisting of Eurodollar Rate Loans the following basis points, relative to the Debt Ratio in effect, as set forth below:

================================================================================================================
          Debt Ratio as Defined                                                   Eurodollar Rate
              in Section 8.6                                              (Adjusted Eurodollar Rate Plus)
================================================================================================================
         greater than or equal to 5.0                              Two Hundred Fifty Basis Points (2.5%)
----------------------------------------------------------------------------------------------------------------
         greater than or equal to 4.5 but less than 5.0            Two Hundred Basis Points (2.0%)
----------------------------------------------------------------------------------------------------------------
         greater than or equal to 4.0 but less than 4.5            One Hundred Seventy Five Basis Points (1.75%)
----------------------------------------------------------------------------------------------------------------
         greater than or equal to 3.5 but less than 4.0            One Hundred Fifty Basis Points (1.50%)
----------------------------------------------------------------------------------------------------------------
         less than 3.5                                             One Hundred Twenty Five Basis Points (1.25%)
================================================================================================================

                  (ii) with respect to Term Loans consisting of Eurodollar Rates Loans the following basis points, relative to the Debt Ratio, as set forth below:

==================================================================================================================
           Debt Ratio as Defined                                                    Eurodollar Rate
              in Section 8.6                                               (Adjusted Eurodollar Rate Plus)
==================================================================================================================
         greater than or equal to 5.0                                Two Hundred Seventy-Five Basis Points (2.75%)
------------------------------------------------------------------------------------------------------------------
         greater than or equal to 4.5 but less than 5.0              Two Hundred Twenty-Five Basis Points (2.25%)
------------------------------------------------------------------------------------------------------------------
         greater than or equal to 4.0 but less than 4.5              Two Hundred Basis Points (2.00%)
------------------------------------------------------------------------------------------------------------------
         greater than or equal to 3.5 but less than 4.0              One Hundred Seventy-Five Basis Points (1.75%)
------------------------------------------------------------------------------------------------------------------
         less than 3.5                                               One Hundred Fifty Basis Points (1.50%)
==================================================================================================================

         The Agent upon determining the Adjusted Eurodollar Rate for any Interest Period shall promptly notify the Borrower and the Lenders by telephone (confirmed promptly in writing) or in writing thereof."

         8. Amendment to Section 4.3. Section 4.3 is amended in its entirety with the following language:

                  "The Borrower shall be obligated to pay to the Lenders on the first Business Day of each month and on the Expiration Date a fee equal to (0.375%) per annum calculated monthly in arrears on the average unused portion of the Total Commitments at the close of business each day during such month or occurring prior to the Expiration Date (the "Unused Line Fee")."

         9. Amendment to Section 4.4(a). Section 4.4(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

                  "The Borrower shall be obligated to pay to the Lenders on the first Business Day of each month a fee (the "Letter of Credit Fee"), in an amount equal to the Letter of Credit Fee listed on the chart below that corresponds to the Debt Ratio, per annum of the daily weighted average amount of Letter of Credit Obligations relating to Letters of Credit outstanding during the immediately preceding month."

======================================================================================
         Debt Ratio as Defined in Section 8.6                    Letter of Credit Fees
======================================================================================
         greater than or equal to 5.0                                  2.50% per annum
--------------------------------------------------------------------------------------
         greater than or equal to 4.5 but less than 5.0                2.00% per annum
--------------------------------------------------------------------------------------
         greater than or equal to 4.0 but less than 4.5                1.75% per annum
--------------------------------------------------------------------------------------
         greater than or equal to 3.5 but less than 4.0                1.50% per annum
--------------------------------------------------------------------------------------
         less than 3.5                                                 1.25% per annum
======================================================================================

         Notwithstanding the foregoing, Letter of Credit Fees on Letter of Credit Obligations outstanding after the occurrence and during the continuance of an Event of Default shall be payable on demand at a rate equal to the rate at which the Letter of Credit Fees are charged pursuant to the first sentence of this Section 4.4(a), plus two (2) percentage points (200 basis points).

         10. Amendment to Section 8.6. Section 8.6 of the Agreement is amended by deleting the Ratios for the four quarters of 1998 and replacing such Ratios as set forth below:

================================================================================
          Four Quarters Ended                                   Ratio
================================================================================
               3/31/98                                         4.75:1.0
--------------------------------------------------------------------------------
               6/30/98                                         4.75:1.0
--------------------------------------------------------------------------------
               9/30/98                                         4.60:1.0
--------------------------------------------------------------------------------
               12/31/98                                        4.60:1.0
================================================================================

         11. Amendment to Section 8.7. Section 8.7 of the Agreement, as amended, is hereby amended by deleting such Section in its entirety and replacing it with the following:

                  "8.7 Minimum Utilization Rates. The Borrower shall maintain minimum utilization rates for each fiscal quarter, calculated at the end of each such quarter as the average amount during such quarter, and calculated as:

                  (a) (i) the number of units of Borrower's Eligible Container Fleet Inventory which is then subject to valid, current rental or lease agreements between Borrower and the renters or lessees thereof, divided by the aggregate number of units of Borrower's Eligible Container Fleet Inventory, of not less than eighty-three percent (83%) for the quarter ending March 31, 1998 and eighty-five percent (85%) for each other quarter; and

                  (b) (i) the number of units of Borrower's Eligible Container Fleet Inventory which is then subject to valid, current rental or lease agreements between Borrower and the renters or lessees thereof, divided by (ii) sum of (A) the number of units of Borrower's Eligible Container Fleet Inventory, and (B) the number of units of Borrower's Eligible Container Inventory Held For Sale plus the number of units of Borrower's Eligible Primary Raw Materials Inventory consisting of unrefurbished ISO units, of not less than seventy-eight percent (78%) for the quarter ending March 31, 1998 and eighty percent (80%) for each other quarter; provided, that for the purposes of calculation of compliance with this
         Section 8.7(b), the aggregate of the number of units of Eligible Container Inventory Held For Sale plus the number of units of Borrower's Eligible Primary Raw Materials Inventory consisting of unrefurbished ISO units, as a percentage of the sum of clauses (A) and
         (B) above, shall not exceed five percent (5%)."

         12. Amendment to Section 11.15. Section 11.15 of the Agreement is hereby amended by deleting the language before the semicolon and inserting the following:

                  "This Agreement shall have a term expiring on the Expiration Date (i.e., the fifth anniversary of the Closing Date)".

         13. Conditions Precedent. The effectiveness of this Amendment is subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

                  (a) BTCC shall have received this Amendment duly executed by Borrower and Majority Lenders;

                  (b) BTCC shall have received an affirmation letter duly executed by each guarantor under the Guaranties, indicating the consent by each such guarantor to the execution and delivery by Borrower of this Amendment;

                  (c)  BTCC  shall  have  received   payment  for  all  fees  in
connection with this Amendment from Borrower;

                  (d) BTCC shall have received executed replacement revolving promissory notes for each lender under the Agreement in form and substance satisfactory to BTCC pursuant to the amendments to the Agreement under Section 2 herein; and

                  (e) BTCC shall have received executed modifications or other necessary documents and such title insurance as BTCC shall require, either by endorsement to the policy of title insurance, or by a new policy of title insurance, insuring such deed(s) of trust or mortgages and that the lien(s) created thereby continue to be first priority lien, all in form and substance satisfactory to BTCC in its sole and absolute discretion, and subject to such exceptions as are approved by BTCC.

         14. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

         15. Reaffirmation of the Agreement. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed at Los Angeles, California as of the date first hereinabove written.

                                         MOBILE MINI, INC.,
                                         a Delaware corporation


                                         By:
                                            ------------------------------------
                                              Larry Trachtenberg,
                                              Chief Financial Officer


                                         BT COMMERCIAL CORPORATION,
                                         a Delaware corporation,
                                         individually and as agent


                                         By:
                                            ------------------------------------
                                         Title:
                                               ---------------------------------

                                         NATIONSBANK OF TEXAS, N.A.


                                         By:
                                            ------------------------------------

                                         Title:
                                               ---------------------------------


                                         DEUTSCHE FINANCIAL SERVICES CORPORATION


                                         By:
                                            ------------------------------------

                                         Title:
                                               ---------------------------------

                              CONSENT OF GUARANTORS


         Each of the undersigned, as a guarantor of the obligations of MOBILE MINI, INC., a Delaware corporation ("Borrower"), arising out of that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996, that certain Amendment Number Two to Credit Agreement, dated as of March 24, 1997, that certain Amendment Number Three to Credit Agreement, dated as of March 31, 1997 and that certain Amendment Number Four to Credit Agreement, dated as of July 30, 1997 (as amended, the "Agreement"), among BT Commercial Corporation, a Delaware corporation ("Agent") and the lenders party thereto ("Lenders"), on the one hand, and Borrower, on the other hand, hereby acknowledges receipt of a copy of that certain Amendment Number Five to Credit Agreement, dated as of March 31, 1998, among Agent, Lenders and Borrower, consents to the terms contained therein, and agrees that the Continuing Guaranty executed by each of the undersigned shall remain in full force and effect as a continuing guaranty of the obligations of Borrower owing to Agent and Lenders under the Agreement.

         Although Agent has informed us of the matters set forth above, and we have acknowledged same, we understand and agree that Agent has no duty under the Agreement, the Continuing Guaranty or any other agreement between us to so notify us or to seek an acknowledgment, and nothing contained herein is intended to or shall create such a duty as to any advances or transactions hereafter.

         IN WITNESS WHEREOF, each of the undersigned has caused this Consent of Guarantors to be duly executed by its respective authorized officers as of March 31, 1998.

                                                  MOBILE MINI I, INC.,
                                                  an Arizona corporation


                                                  By____________________________

                                                  Title_________________________


                                                  DELIVERY DESIGN SYSTEMS, INC.,
                                                  an Arizona corporation


                                                  By____________________________

                                                  Title_________________________